UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 26, 2010

NEOPROBE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2010, Neoprobe Corporation (the “Company”) issued a press release announcing that J. Frank Whitley, Jr. would retire from his position as a director of the Company effective as of July 16, 2010, the date of the Company’s annual meeting of stockholders (the “Annual Meeting”). The Company also announced that Reuven Avital has chosen to retire from the Company’s Board of Directors by not standing for re-election to his position, the term of which expires at the Annual Meeting. There were no matters of disagreement concerning the Company’s operations, policies or practices between either of Mr. Avital or Mr. Whitley and the Company, which caused the decision of either to retire.

In connection with the retirements of Mr. Avital and Mr. Whitely, the Company announced that its Board of Directors has nominated Brendan A. Ford and Eric K. Rowinsky, M.D. to serve as members of the Board of Directors. Mr. Ford and Dr. Rowinsky have been nominated to stand for election at the Annual Meeting, for terms continuing until the Company’s annual meeting of stockholders’ in 2013. A copy of the Company’s May 26, 2010, press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof.  Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Neoprobe Corporation press release dated May 26, 2010, entitled “Neoprobe Nominates Brendan Ford and Dr. EricRowinsky to Board.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: May 27, 2010	By:	/s/ Brent L. Larson
Brent L. Larson, Vice President, Finance and Chief Financial Officer